                                                                    EXHIBIT 99.1

                                                                    Form 1

TRANSMITTAL OF FINANCIAL REPORTS AND CERTIFICATION OF COMPLIANCE WITH OPERATING REQUIREMENTS FOR THE PERIOD ENDED: NOVEMBER 30, 2002

In re: American Architectural Products Corporation             CASE NO: 00-43726
       Debtor                                                  CHAPTER 11
                                                               Judge: Bodoh

As debtor in possession, I affirm:

      1. That I have review the financial statements attached hereto, consisting of:
            a.    Operating Statement (Form 2)
            b.    Balance Sheet (Form 3)
            c.    Summary of Operations (Form 4)
            d.    Monthly Cash Statement (Form 5)
            e.    Statement of Compensation (Form 6)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

      2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases IS in effect; and,

      3. That all post petition taxes as described in Sections 1 and 14 of the Operating Instructions for Chapter 11 Cases ARE current.

      4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

I HEREBY CERTIFY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY INFORMATION AND BELIEF.

/s/ December 31, 2002                    /s/ Joseph Dominijanni, President
Date                                     Debtor in Possession

                                         724-940-2330
                                         Phone

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION, ET.AL.
CASE NUMBER 43276
NOTES

Of the companies listed in the notice of bankruptcy filing, the following companies are not active:

AAPC Two Acquisition Company                    AAPC Six Acquisition Company
AAPC Five Acquisition Company                   Modern Window Corporation
AAPC Three Acquisition Company                  VinylSource, Inc.
AAPC Four Acquisition Company                   WIG Liquidation Company
American Glassmith Company                      Eagle and Taylor Company
Eagle Window and Door Center, Inc.

Bankruptcy reports for the above companies have not been prepared, as balances would be zero.

AAPC One Acquisition Company was activated in July 2001 and was renamed Fortified Window and Door Company. At this time cash disbursements are processed through Corporate.

Denver Window Company, (DWC) was sold in September 2001, proceeds were applied against the term loan with CIT Business Credit.

Forte, Inc. is shut down with only clean-up issues remaining. All cash disbursements are processed through Corporate.

Binnings Pan American and TM Window and Door Company (Divisions of Binnings Building Products) were sold effective February 14th 2002. Fifty percent of the proceeds were applied to the CIT Business Credit Term Loan and the remaining fifty percent of the proceeds were applied to the CIT Business Credit Revolver.

American Glassmith Company was sold effective March 22nd 2002. Fifty percent of the proceeds were applied to the CIT Business Credit Term Loan and the remaining fifty percent of the proceeds were applied to the CIT Business Credit Revolver.

Eagle Window and Door Company, a division of Eagle and Taylor Company was sold effective May 6th 2002. A portion of the proceeds from the sale were used to repay the total indebtedness under the credit agreement with The CIT Group/Business Credit, Inc. The remainder of the proceeds was placed in a Dreyfus Government Cash Management Account with Fleet Bank.

The Fleet Bank lockbox and checking accounts for the remaining AAPC companies were closed in August 2002 and new accounts were established at National City Bank, Cleveland Ohio in June 2002.

Thermetic Glass Inc. was sold effective August 23rd 2002. The proceeds were placed in a Dreyfus Government Cash Management Account with National City Bank.

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION
CASE # 00-43726                                                          FORM 2
OPERATING STATEMENT
FOR THE MONTH ENDED NOVEMBER 30, 2002

                                                          AMERICAN             BINNINGS             DANVID             EAGLE &
                                          AMERICAN       WEATHER-SEAL          BUILDING             WINDOW              TAYLOR
                                        GLASSMITH INC.     COMPANY             PRODUCTS             COMPANY             COMPANY
                                        --------------     -------             --------             -------             -------
  Net Sales                             $      --        $ 2,598,189         $ 1,277,790         $ 3,774,243         $        --
Cost of Sales                                  --          2,357,133           1,123,854           3,235,884                  --
                                        ---------        -----------         -----------         -----------         -----------
       Gross Profit                            --            241,056             153,936             538,359                  --
Selling Expense                                --            292,636             212,552             398,077                  --
General and Administrative Expenses            --            147,006              88,238             189,178               4,049
                                        ---------        -----------         -----------         -----------         -----------
       Income (Loss) from Operations           --           (198,586)           (146,854)            (48,896)             (4,049)
Interest Expense, net                          --                 --                  --              13,961                  --
Reorganization Costs                           --                 --                  --                  --                  --
Other (Income) Expense                         --            192,876             (20,489)                802              (9,156)
                                        ---------        -----------         -----------         -----------         -----------
       Income (Loss) Before Taxes              --           (391,462)           (126,365)            (63,659)              5,107
Income Taxes                                   --                 --                  --                  --                  --
                                        ---------        -----------         -----------         -----------         -----------
       Net Income (Loss)                $      --        $  (391,462)        $  (126,365)        $   (63,659)        $     5,107
                                        =========        ===========         ===========         ===========         ===========

                                          DENVER        EAGLE WINDOW
                                          WINDOW          AND DOOR       THERMETIC
                                         COMPANY         CENTER INC.     GLASS INC.       FORTE, INC.       CORPORATE
                                        ---------        ---------       ---------        ---------        ---------
  Net Sales                             $      --        $      --       $      --        $      --        $      --
Cost of Sales                                  --               --              --               --               --
                                        ---------        ---------       ---------        ---------        ---------
       Gross Profit                            --               --              --               --               --
Selling Expense                                --               --              --               --               --
General and Administrative Expenses            --               --           1,143               --          140,038
                                        ---------        ---------       ---------        ---------        ---------
       Income (Loss) from Operations           --               --          (1,143)              --         (140,038)
Interest Expense, net                          --               --              --               --               --
Reorganization Costs                           --               --              --               --          226,639
Other (Income) Expense                      2,995               --              --            6,373          (69,746)
                                        ---------        ---------       ---------        ---------        ---------
       Income (Loss) Before Taxes          (2,995)              --          (1,143)          (6,373)        (296,931)
Income Taxes                                   --               --              --               --               --
                                        ---------        ---------       ---------        ---------        ---------
       Net Income (Loss)                $  (2,995)       $      --       $  (1,143)       $  (6,373)       $(296,931)
                                        =========        =========       =========        =========        =========

THE FOLLOWING COMPANIES ARE INACTIVE:

  Fortified Window and Door, Inc. f.k.a. AAPC One Acquisition Corporation
  AAPC Two Acquisition Corporation            AAPC Three Acquisition Corporation
  AAPC Three Acquisition Corporation          AAPC Four Acquisition Corporation
  AAPC Four Acquisition Corporation           AAPC Five Acquisition Corporation
  AAPC Five Acquisition Corporation           AAPC Six Acquisition Corporation
  AAPC Six Acquisition Corporation
  Modern Window Company
  Vinylsource, Inc.
  WIG Liquidation Company

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION

 CASE # 00-43726                                                         FORM 3
 BALANCE SHEETS
NOVEMBER 30, 2002



                                                                       AMERICAN        BINNINGS        DANVID          EAGLE &
                                                        AMERICAN     WEATHER-SEAL      BUILDING        WINDOW           TAYLOR
                                                     GLASSMITH INC.     COMPANY        PRODUCTS        COMPANY         COMPANY
                                                     -------------  -------------    ------------    ------------    ------------
ASSETS
Cash                                                   $      --     $        650    $      3,709    $    384,401    $         --
Accounts receivable -- Pre-petition                           --               --           9,677             681              --
Accounts receivable -- Post-petition                          --        2,730,714       1,726,925       4,193,122              --
                                                     -------------  -------------    ------------    ------------    ------------
  Gross Accounts receivable                                   --        2,730,714       1,736,602       4,193,803              --
Less:  Allowance for Doubtful Accounts                        --         (125,100)        (68,165)       (264,758)             --
                                                     -------------  -------------    ------------    ------------    ------------
  Net Accounts Receivable                                     --        2,605,614       1,668,437       3,929,045              --
Intercompany A/R-A/P                                          --           65,477        (295,193)        (35,129)        703,069
Inventories                                                   --        2,318,003       2,685,669       1,912,667              --
Prepaid expenses and other current assets                     --           88,976          34,129         143,270              --
                                                     -------------  -------------    ------------    ------------    ------------
       TOTAL CURRENT ASSETS                                   --        5,078,720       4,096,751       6,334,254         703,069
Property, plant & equipment, net                              --        6,239,661       2,771,293       1,777,382         724,952
Deposits and other assets                                     --               --       1,500,000       1,013,740           8,990
                                                     -------------  -------------    ------------    ------------    ------------
       TOTAL NON-CURRENT ASSETS                               --        6,239,661       4,271,293       2,791,122         733,942
                                                     -------------  -------------    ------------    ------------    ------------
                                                       $      --     $ 11,318,381    $  8,368,044    $  9,125,376    $  1,437,011
                                                     =============  =============    ============    ============    ============
LIABILITIES
Accounts payable -- Pre-petition                       $ 516,595     $  1,856,740    $  2,762,203    $  1,143,195    $    945,635
Accounts payable -- Post-petition                             --          841,877         998,108       1,040,545              --
                                                     -------------  -------------    ------------    ------------    ------------
  Total Accounts payable                                 516,595        2,698,617       3,760,311       2,183,740         945,635
Accrued expenses - Other                                  42,310        1,026,171       1,157,753         338,494          56,535
Accrued expenses - Payroll -- Post-petition                   --          524,603         330,781         303,460              --
Accrued expenses - warranty obligations--current              --               --         110,000              --              --
Current Portion of Long Term Debt                             --               --              --              --              --
Current portion of capital lease obligations                  --          362,000              --          52,880              --
                                                     -------------  -------------    ------------    ------------    ------------
       TOTAL CURRENT LIABILITIES                         558,905        4,611,391       5,358,845       2,878,574       1,002,170
Long-term capital lease obligations,                          --               --              --          57,891              --
  less current portion
Intercompany investment                                 (226,698)      30,911,064      13,830,501      17,803,365      (1,202,413)
Intercompany payable/(receivable)                       (429,020)      (3,940,745)     (4,396,758)     (1,997,091)      1,112,277
Accrued warranty obligations, less current portion            --          675,000          60,000         986,886              --
Other liabilities                                             --          207,473              --       1,553,152              --
                                                     -------------  -------------    ------------    ------------    ------------
       TOTAL LONG-TERM LIABILITIES                      (655,718)      27,852,792       9,493,743      18,404,203         (90,136)
                                                     -------------  -------------    ------------    ------------    ------------
       TOTAL  LIABILITIES                                (96,813)      32,464,183      14,852,588      21,282,777         912,034
STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $.001 par, authorized 100,000 shares;           --               --              --             765           2,000
Additional paid in capital                                    --               --              --       1,008,849     (48,265,119)
Treasury stock                                                --               --              --              --              --
Retained earnings                                         96,813      (21,145,802)     (6,484,544)    (13,167,015)     48,788,096
                                                     -------------  -------------    ------------    ------------    ------------
       TOTAL  STOCKHOLDERS' EQUITY (DEFICIT)              96,813      (21,145,802)     (6,484,544)    (12,157,401)        524,977
                                                     -------------  -------------    ------------    ------------    ------------
                                                       $      --     $ 11,318,381    $  8,368,044    $  9,125,376    $  1,437,011
                                                     =============   ============    ============    ============    ============

                                                      DENVER        EAGLE WINDOW
                                                      WINDOW          AND DOOR       THERMETIC
                                                      COMPANY        CENTER INC.     GLASS INC.      CORPORATE        FORTE, INC.
ASSETS
Cash                                               $          --    $         --    $         --    $  43,341,840    $          --
Accounts receivable -- Pre-petition                           --              --          31,756               --               --
Accounts receivable -- Post-petition                          --           4,999              --               --               --
                                                   -------------    ------------    ------------    -------------    -------------
  Gross Accounts receivable                                   --           4,999          31,756               --               --
Less:  Allowance for Doubtful Accounts                        --              --              --               --               --
                                                   -------------    ------------    ------------    -------------    -------------
  Net Accounts Receivable                                     --           4,999          31,756               --               --
Intercompany A/R-A/P                                  (1,013,723)        (64,625)             --               --          329,471
Inventories                                                   --              --              --               --               --
Prepaid expenses and other current assets                     --              --           2,100          522,169               --
                                                   -------------    ------------    ------------    -------------    -------------
       TOTAL CURRENT ASSETS                           (1,013,723)        (59,626)         33,856       43,864,009          329,471
Property, plant & equipment, net                              --              --              --        1,338,398          360,460
Deposits and other assets                                     --              --              --          661,909               --
                                                   -------------    ------------    ------------    -------------    -------------
       TOTAL NON-CURRENT ASSETS                               --              --              --        2,000,307          360,460
                                                   -------------    ------------    ------------    -------------    -------------
                                                   $  (1,013,723)   $    (59,626)   $     33,856    $  45,864,316    $     689,931
                                                   =============    ============    ============    =============    =============
LIABILITIES
Accounts payable -- Pre-petition                   $      31,372    $        502    $     31,321    $     902,474    $          --
Accounts payable -- Post-petition                             --              --              --          294,432               --
                                                   -------------    ------------    ------------    -------------    -------------
  Total Accounts payable                                  31,372             502          31,321        1,196,906               --
Accrued expenses - Other                                      --           5,599           6,801       18,342,969               --
Accrued expenses - Payroll -- Post-petition                   --              --              --           64,521               --
Accrued expenses - warranty obligations--current              --              --              --               --               --
Current Portion of Long Term Debt                             --              --              --      132,500,000               --
Current portion of capital lease obligations                  --              --              --               --               --
                                                   -------------    ------------    ------------    -------------    -------------
       TOTAL CURRENT LIABILITIES                          31,372           6,101          38,122      152,104,396               --
Long-term capital lease obligations,                          --              --              --               --               --
  less current portion
Intercompany investment                                  221,015              --          69,659      (65,100,558)         366,907
Intercompany payable/(receivable)                             --       3,153,029       2,108,899      (13,177,492)      17,690,643
Accrued warranty obligations, less                            --              --              --               --               --
  current portion
Other liabilities                                             --              --              --           31,653               --
                                                   -------------    ------------    ------------    -------------    -------------
       TOTAL LONG-TERM LIABILITIES                       221,015       3,153,029       2,178,558      (78,246,397)      18,057,550
                                                   -------------    ------------    ------------    -------------    -------------
       TOTAL  LIABILITIES                                252,387       3,159,130       2,216,680       73,857,999       18,057,550
STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $.001 par, authorized                           --              --              --        1,661,466          484,601
  100,000 shares;
Additional paid in capital                                    --              --              --        6,934,698        5,276,329
Treasury stock                                                --              --              --         (100,000)              --
Retained earnings                                     (1,266,110)     (3,218,756)     (2,182,824)     (36,489,847)     (23,128,549)
                                                   -------------    ------------    ------------    -------------    -------------
       TOTAL  STOCKHOLDERS' EQUITY (DEFICIT)          (1,266,110)     (3,218,756)     (2,182,824)     (27,993,683)     (17,367,619)
                                                   -------------    ------------    ------------    -------------    -------------
                                                   $  (1,013,723)   $    (59,626)   $     33,856    $  45,864,316    $     689,931
                                                   =============    ============    ============    =============    =============

 THE FOLLOWING COMPANIES ARE INACTIVE:

  Fortified Window and Door, Inc. f.k.a. AAPC One Acquisition Corporation
  AAPC Two Acquisition Corporation           AAPC Three Acquisition Corporation
  AAPC Three Acquisition Corporation         AAPC Four Acquisition Corporation
  AAPC Four Acquisition Corporation          AAPC Five Acquisition Corporation
  AAPC Five Acquisition Corporation          AAPC Six Acquisition Corporation
  AAPC Six Acquisition Corporation
  Modern Window Company
  Vinylsource, Inc.
  WIG Liquidation Company

Monthly Summary of Operations                                            Form 4
AMERICAN  WEATHER-SEAL                                     Case Number 00-43726
Period Ended: NOVEMBER 30, 2002
Schedule of Postpetition Taxes Payable

                               Beginning       Accrued/      Payments/        Ending
                                Balance       Withheld        Deposits       Balance
                               ---------      ---------      ---------       --------
Income taxes withheld:
Federal                        $      --      $ 131,940      $(111,679)      $  20,261       3
State                                 --         31,327        (25,363)          5,963       3
Local                              4,310          6,711             --          11,021       1

FICA withheld                         --         58,570        (46,136)         12,434       3

Employers FICA                        --         58,570        (46,136)         12,434       3

Unemployment tax:
Federal                               --            278           (241)             36       3
State                                 --          1,271         (1,250)             21       3

Sales, use & excise               24,518         16,365        (22,076)         18,807       2

Property tax                      57,527        116,335             --         173,862       2

Other taxes-SDIT                      --            683           (105)            579       3
                                  ------         ------        -------          ------
Total                          $  86,355      $ 422,049      $(252,986)      $ 255,418
                               =========      =========      =========       =========

Explain what line on your balance sheet these above liabilities are included in.
  1 = Accounts Payable
  2 = Accrued Expenses - Other
  3 = Accrued Expenses - Payroll

Aging of accounts receivable and post-petition accounts payable

Age in days                 0-30             30-60        Over 60        Total
                            ----             -----        -------        -----
Post petition
Accounts Payable         $  246,171       $      -      $   (647)     $  245,524
Accounts Receivable      $1,907,137       $  582,213    $245,607      $2,734,957

For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Monthly Summary of Operations                                            Form 4
BINNINGS BUILDING PRODUCTS, INC.,
Period Ended: NOVEMBER 30, 2002                            Case Number 00-43726
Schedule of Postpetition Taxes Payable

                              Beginning          Accrued/           Payments/          Ending
                               Balance           Withheld           Deposits           Balance
                               -------           --------           --------           -------
Income taxes withheld:
Federal                       $  7,519           $ 40,555           $ 43,495           $  4,580
State                            2,434             19,266             20,054              1,647
Local                               --                 --                 --                 --
FICA withheld                    1,456             28,186             28,897                746
Employers FICA                   1,456             28,186             28,897                746
Unemployment tax:
Federal                             --                270                270                 --
State                               --                350                350                 --
Sales, use & excise              9,185             10,271              7,459             11,997
Property tax                        --                 --                 --                 --
Other taxes                         --                                                       --
                              --------           --------           --------           --------
Total                         $ 22,051           $127,085           $129,421           $ 19,715
                              ========           ========           ========           ========


Explain what line on your balance sheet these above liabilities are included in.
    Income taxes withheld >                        Accrued Expenses - Payroll
    FICA withheld >                                Accrued Expenses - Payroll
    Employers FICA >                               Accrued Expenses - Payroll
    Unemployment tax: >                            Accrued Expenses - Payroll
    Sales, use & excise >                          Accrued Expenses - Other
    Property tax >                                 Accrued Expenses - Other
    Other taxes >                                  Accrued Expenses - Other

Aging of accounts receivable and post-petition accounts payable

Age in days                   0-30             30-60           Over 60
                         -------------     ------------      -------------
Post petition
accounts payable         $     449,930     $     66,309      $     190,939
Accounts receivable      $   1,306,407     $    393,086      $     114,948

For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

     Vendor                    Date Open        Amount       Reason for non-payment
     ------                    ---------        ------       ----------------------
Cable & Wireless                                919.59       Billing in dispute
MCI Worldcom                                  2,134.59       Billing in dispute
Binnings Acquisition, Inc.                  187,934.41       Billing in dispute
Amesbury - Textile                              988.10       Paid 12/2/02 - 34 to 38 days - slow invoicing
Atlantic Corporation                            595.56       Paid 12/2/02 - 33 to 34 days - holidays
Cardinal CG                                     (49.12)      Slow credit invoicing
Dillon Supply                                 1,003.76       Paid 12/2/02 - 33 days - holidays
Layman Plastics                               1,701.00       Paid 12/2/02 - 34 days - holidays
Princeton Metal                               3,627.22       Paid 12/2/02 - 34 days - holidays
Quill                                           136.95       Paid 12/2/02 - 33 days - holidays
Southern Alum Finishing                         828.12       Paid 12/2/02 - 34 days - holidays
TAPCO                                        13,524.50       Paid 12/2/02 - 34 to 39 days - holidays
United Die & Mfg                                 97.30       Paid 12/2/02 - 38 days - holidays
United Plastics                                  21.34       Paid 12/2/02 - 34 days - holidays
Vinyl Bldg. Products                          2,337.81       Paid 12/2/02 - 46 days - holidays
Wright Products                               1,237.50       Paid 12/2/02 - 33 days - holidays
Keymark Corp.                                40,209.56       Paid 12/2/02 - 33 days - holidays

MONTHLY SUMMARY OF OPERATIONS                                            Form 4
DANVID WINDOW COMPANY                                      Case Number 00-43726
PERIOD ENDED: NOVEMBER 30, 2002
SCHEDULE OF POSTPETITION TAXES PAYABLE

                            Beginning     Accrued/      Payments/     Ending
                             Balance      Withheld      Deposits      Balance
                             -------      --------      --------      -------
Income taxes withheld:
Federal                     $     --      $ 88,180      $ 88,180      $     --
State                             --            --            --            --
Local                             --                                        --
FICA withheld                     --        62,596        62,596            --
Employers FICA                    --        62,603        62,603            --
Unemployment tax:
Federal                           --           590           590            --
State                             --           672           672            --
Sales, use & excise          109,417        82,991       109,417        82,991
Property tax                  71,500         6,000        93,044       (15,544)
Other taxes                       --            --            --            --
                             -------      --------      --------       -------
Total                       $180,917      $303,632      $417,103      $ 67,447
                             =======      ========      ========       =======


Explain what line on your balance sheet these above liabilities are included in.

Aging of accounts receivable and post-petition accounts payable

Age in days                      0-30           30-60         Over 60         Total
                             ------------    -----------    -----------    -----------
Post petition
accounts payable             $    555,647    $   131,745    $     5,086    $   692,478
Accounts receivable          $  3,211,920    $   860,383    $   122,654    $ 4,194,958

For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

DANVID WINDOW COMPANY                                                    Form 4
POST PETITION ACCOUNTS PAYABLE 30 DAYS OLD.                Case Number 00-43726
PERIOD ENDED: NOVEMBER 30, 2002

    VENDOR NAME                    AMOUNT OWED      DATE ACCOUNT OPENED      REASON FOR NON PAYMENT
    -----------                   ------------      -------------------      ----------------------
Metro Net                               189.22          Not on file          Paid December 6, 2002
ATP Systems                           2,401.50          Not on file          Paid December 6, 2002
Custom Glass Products                 2,683.50          Not on file          Paid December 6, 2002
Four Jacks                              910.64          Not on file          Paid December 6, 2002
David Childs Tax Assessor            14,849.44          Not on file          Paid December 6, 2002
JP Extrusion                          3,998.75          Not on file          Paid December 6, 2002
Western Reflection                       32.27          Not on file          Paid December 6, 2002
AFGD                                  4,733.27          Not on file          Paid December 6, 2002
TXU Energy                            5,996.39          Not on file          Overall Credit on account
Sommer & Maca                           102.60          Not on file          Overall Credit on account
Danka                                   118.32          Not on file          Paid December 6, 2002
Aba Moriah                            2,311.15          Not on file          Paid December 6, 2002
Carrollton Farmers Branch            58,010.09          Not on file          Paid December 6, 2002
City of Carrollton                   20,184.30          Not on file          Paid December 6, 2002
ETC Laboratories                      2,038.00          Not on file          Paid December 6, 2002
GE Capital                            2,170.51          Not on file          Paid December 6, 2002
Nevill Corporate Headquarters         2,671.09          Not on file          Paid December 6, 2002
Nextel Communications                12,252.87          Not on file          Paid December 6, 2002
Verizon                               1,177.22          Not on file          Paid December 6, 2002
                                    ---------
Total                               136,831.13
                                    ==========

MONTHLY SUMMARY OF OPERATIONS                                            Form 4
AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE
PERIOD ENDED: NOVEMBER 30, 2002                            Case Number 00-43726
SCHEDULE OF POSTPETITION TAXES PAYABLE

                               Beginning         Accrued/          Payments/           Ending
                                Balance          Withheld          Deposits            Balance
                                -------          --------          --------            -------
Income taxes withheld:
Federal                        $     --          $     --          $     --            $     --
State                                --                --                --                  --
Local                                --                --                --                  --

FICA withheld                        --                --                --                  --

Employers FICA                       --                --                --                  --

Unemployment tax:
Federal                              --                --                --                  --
State                                --                --                --                  --

Sales, use & excise                  --                --                --                  --

Property tax                         --                --                --                  --

Other taxes                          --                --                --                  --
                                -------          --------          --------             -------
Total                          $     --          $     --          $     --            $     --
                                =======          ========          ========             =======

Explain what line on your balance sheet these above liabilities are included in.

Aging of accounts receivable and post-petition accounts payable

Age in days                 0-30         30-60        Over 60       Total
                        ------------    --------    -----------   ---------
Post petition
accounts payable        $    240,889    $    --     $    54,186   $  295,074

Accounts receivable                           Corporate does not hold Trade A/R

For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

                     AMERICAN ARCHITECTURAL PRODUCTS CORP.                Form 4
                                A/P AGING DETAIL
                            AS OF NOVEMBER 30, 2002

                  DATE                 NAME                            OPEN BALANCE
                  ----         ----------------------------------      ------------
1 - 30
                11/07/2002     Business Telephone Supply               $     79.50
                11/21/2002     Squire, Sanders & Dempsey LLP            100,405.50
                11/01/2002     Aquila#2                                  (2,390.81)
                11/21/2002     Squire, Sanders & Dempsey LLP             11,692.00
                11/21/2002     Kramer Levin Naftalis & Frankel LLP      122,331.00
                11/21/2002     Kramer Levin Naftalis & Frankel LLP        8,771.46
                                                                     -------------
Total 1 - 30                                                           $240,888.65
31 - 60
Total 31 - 60
> 60
                11/28/2000     Ameritech                                    553.48  In dispute
                01/12/2001     ADP, Inc.                                  3,632.62  In dispute
                06/01/2001     Sprint North Supply Leasing                  852.01  In dispute
                09/05/2001     American Commercial Holdings, Inc.        26,004.46  In dispute
                03/28/2002     Kramer Levin Naftalis & Frankel LLP       23,143.01  Will be paid upon confirmation
                                                                     -------------  and submission of final fee application
Total > 60                                                               54,185.58
        --                                                           -------------

TOTAL                                                                $  295,074.23
                                                                     =============

AMERICAN  WEATHER-SEAL                                                   Form 5
Monthly Cash Statement - November, 2002                    Case Number 00-43726

                            General           Payroll          Lockbox
                            -------           -------          -------
Beginning book balance     $  (267,567)    $    107,556     $     38,244
Receipts                     1,718,802          592,126        2,950,436
Transfers received                  --               --               --
Balance available            1,451,235          699,682        2,988,680
Disbursements               (1,698,458)        (653,398)              --
Transfers sent                      --               --       (2,988,680)
                            ----------       ----------       ----------
Ending book balance        $  (247,223)    $    46,284      $         --
                            ==========       ==========       ==========

Attach copies of the most recent reconciled bank statements from each account.

GENERAL ACCOUNT:             NATIONAL CITY BANK
Name & Address               4100 West 150th Street, Cleveland, OH  44135
Account number               658765827

PAYROLL ACCOUNT:             FIRST MERIT
Name & Address               295 First Merit Circle, Akron, OH 44307-2359
Account number               5301000548

LOCKBOX ACCOUNT:             NATIONAL CITY BANK
Name & Address               4100 West 150th Street, Cleveland, OH  44135
Account number               658765827

Other monies on hand (specify type and location) (I.e. CD's petty cash, etc.)

Petty Cash                           $    650


Date: December 18, 2002



Signature: /s/ Shawn Shertzer
           ------------------------
           Debtor in Possession

AMERICAN  WEATHER-SEAL                                                   Form 5
                                                           Case Number 00-43726

Daily Summary of CASH RECEIPTS for the month of: NOVEMBER 2002

Date             General             Payroll             Lockbox
----          ------------        ------------        --------------
        1     $  13,327.11                            $    81,958.06
        2
        3

        4          177,525                                   254,736
        5           84,906                                    61,001
        6           25,666                                    48,625
        7           10,530              89,179                94,597
        8           56,150                                    68,110
        9
       10
       11

       12          210,606             114,344               508,058
       13          108,739                                    94,293
       14           46,707              88,537                34,037
       15           62,176                                   189,371
       16
       17

       18           85,644                                   269,559
       19           55,593                                    88,520
       20           35,852                                    23,307
       21           30,082              83,534                60,014
       22           32,284                                   153,197
       23
       24

       25          137,082             138,801               134,702
       26           45,393              77,731                67,114
       27           14,780                                   118,847
       28

       29           99,376                                    58,625
       30           55,473                                   269,629
       31          330,911                                   272,138
              ------------                            --------------
Total         $  1,718,802         $   592,126        $    2,950,436
              ============         ===========        ==============

AMERICAN  WEATHER-SEAL                                                   Form 5
                                                           Case Number 00-43726

Daily Summary of CASH DISBURSEMENTS for the month of: NOVEMBER, 2002

Note:  Disbursements equals checks written and other bank transfers.

Date                    General                    Payroll
----                    -------                    -------
         1              73,612.23                 31,817.39
         2
         3

         4                                        51,786.75
         5                                        14,153.04
         6             261,275.98                  2,265.96
         7                                        26,451.92
         8             161,752.79                 12,911.61
         9
        10
        11

        12                                       115,897.75
        13             168,171.44                 14,442.26
        14                                        26,642.63
        15             130,898.39                 27,351.15
        16
        17

        18                                        49,398.89
        19                                        17,496.54
        20             158,185.87                  1,114.32
        21                                        24,349.58
        22             132,803.85                 16,182.76
        23
        24

        25                                        32,431.82
        26                                       132,726.23
        27             426,920.61                 20,409.55
        28

        29                                        35,568.01
        30
        31             184,836.98
                     --------------------------------------
 Total               $  1,698,458              $    653,398
                     ======================================

AMERICAN  WEATHER-SEAL                                                   Form 5
                                                           Case Number 00-43726

Daily Summary of CASH TRANSFERS for the month of: NOVEMBER 2002
Disbursements from

Date               General            Payroll             Lockbox
----               -------            -------             -------
        1                                               $   81,958

        2

        3

        4                                                  254,736

        5                                                   61,001

        6                                                   48,625

        7                                                   94,597

        8                                                   68,110

        9
       10
       11
       12                                                  508,058
       13                                                   94,293
       14                                                   34,037
       15                                                  189,371
       16
       17

       18                                                  269,559
       19                                                   88,520
       20                                                   23,307
       21                                                   60,014
       22                                                  153,197
       23
       24

       25                                                  134,702
       26                                                   67,114
       27                                                  118,847
       28

       29                                                   58,625
       30                                                  269,629
       31                                                  310,382     Variance between cash in transit
                   -----------------------------------------------
 Total             $    --            $   --           $ 2,988,680
                   ===============================================

 AMERICAN  WEATHER-SEAL                                                  Form 5
                                                           Case Number 00-43726

Daily Summary of CASH TRANSFERS for the month of: NOVEMBER 2002
Disbursements to

Date              General             Payroll           Lockbox
----             ---------            -------           --------
                 $      --            $    --           $      --
       1

       2

       3

       4

       5

       6

       7

       8

       9
      10
      11
      12
      13
      14
      15
      16
      17
      18
      19
      20
      21
      22
      23
      24
      25
      26
      27
      28
      29
      30
      31
                 -----------------------------------------------
Total            $      --            $    --           $     --
                 ===============================================

Bank Reconciliation                                                     Form 5

                            American Weather-Seal Co.
                               NATIONAL CITY BANK

                                    NOV 2002

                                                                      AMOUNT

Bank Balance                                                          $0.00

Add:  Deposits in Transit                                              0.00

LESS:  OUTSTANDING CHECKS

Date         Name                            Check Number             Amount
-----------------------------------------------------------------------------
7/03/02      Don Tingle                          10187                (50.00)
7/10/02      Don Myers                           10268                (50.00)
9/11/02      Treasurer of State                  11608             (4,950.00)
10/04/02     J&F Building Systems                12079               (989.84)
10/04/02     T-Road Finishing                    12095               (736.66)
11/01/02     Andrew Bontrager                    12597               (400.00)
11/13/02     Virginia Dept of Revenue            12815             (5,587.15)
11/15/02     Alpack Associates                   12824               (115.33)
11/15/02     Amesbury Textile                    12828             (1,735.76)
11/15/02     Assembly Automation                 12832               (135.15)
11/15/02     Cintas Corp #011                    12842               (235.30)
11/15/02     Wayne Miller                        12856               (135.00)
11/15/02     PA Dept of Revenue                  12863                (91.32)
11/15/02     852-Praxair Distribution            12864                (49.50)
11/20/02     Dakota Balance                      12908             (6,846.28)
11/20/02     Don Maurer                          12925               (160.23)
11/20/02     Judy Mowrer                         12928                (95.00)
11/20/02     MSC Industrial Supply               12929               (183.77)
11/20/02     Wooster Elks Cerebral               12942                (25.00)

                                                                               (22,571.29)
             Period Ending:             11/22                                  (14,335.60)
                                        11/27                                 (426,920.61)
                                        12/04                                 (180,665.28)
             Adjustments:
             Handtypes:                                                         (2,734.00)
                                                                              -----------
             GENERAL LEDGER BALANCE                                          ($647,226.78)
                                                                              ===========
             Prepared by:               SDT

      **** Note: Bank cutoff on Nov 29. Corporate cutoff on Dec 5. Reconciliation reflects Bank cutoff. Ledger reflects Corp cutoff. Checks paid Dec 2 - Dec 5 -- $400,003.71. This would lower the Bank Balance to ($247,223.07).

Letters have been sent out for all checks over 3 months old:  YES   X    NO
---------------------------------------------------------------------------

WEATHER - SEAL DIVISION                                                   Form 5
FIRST MERIT BANK RECONCILIATION                                    A/C 0130-7968
MONTH OF NOVEMBER, 2002

BANK BALANCE                                                      $    46,284.01

ADD: DEPOSITS IN TRANSIT                                                  535.17

                             Less Outstanding Checks

Date             Name/File No         Check Number       Amount
--------         ---------------      ------------      ---------
11/30/01         Chas Hinkle          68492              (277.84)
3/08/02          Alan Sears           72451               (32.08)
06/07/02         Lorraine Poling      75089                (6.11)
10/11/02         Luther Knopp         13419              (464.57)
10/18/02         Luther Knopp         13612              (444.26)
10/25/02         Luther Knopp         13812              (470.94)
11/01/02         Luther Knopp         14048              (491.38)
11/08/02         Luther Knopp         14246              (550.52)
11/15/02         Luther Knopp         14475              (497.58)
11/22/02         Deborah Fisher       14538              (244.60)
11/22/02         Eli Wengerd          14559              (317.02)
                 Verba Miller         14584              (458.53)
                 Carmella Yoder       14610              (295.41)
                 Levi Mast            14634              (357.53)
                 Levi Mast            14635               (83.22)
                 Henry Miller         14639              (355.49)
                 Terry McKeown        14665              (371.58)
                 Phyllis Weaver       14667              (375.51)
                 Luther Knopp         14673              (586.73)



10/31/02         LFV Outstanding                      (17,587.67)

11/01/02         LEV Outstanding                      (22,939.38)
                 Bank fees                                387.87
                 Bank Errors                                0.90
                                                       ---------

                                                                     (46,819.18)
                                                                  --------------
BOOK BALANCE                                                      $          --
                                                                  ==============

BINNINGS BUILDING PRODUCTS, INC. , A DIVISION OF BINNINGS BUILDING PRODUCTS,
INC.                                                                      Form 5

Monthly Cash Statement                                      Case Number 00-43726
For the month ending November 30, 2002

                                                                                       Misc.
                            Disbursements          Payroll        Lockbox            Deposits
                            -------------          -------        -------            --------
Beginning book balance      $  (181,428)       $        --    $           --       $     2,402
Receipts                             --                 --         1,552,367               757
Transfers received            1,264,189                 --                --                --
Balance available             1,082,761                 --         1,552,367             3,159
Disbursements                (1,256,291)                --                --              (247)
Transfers sent                       --                 --        (1,552,367)               --
                            ------------------------------------------------------------------
Ending book balance         $  (173,530)       $        --      $         --       $     2,912
                            ==================================================================

Attach copies of the most recent reconciled bank statements from each account.

DISBURSEMENTS ACCOUNT:

Name & Address                                National City Bank of PA
                                              527 Chartiers Avenue
                                              McKees Rocks, PA  15136
Account number                                              658,765,835

PAYROLL ACCOUNT:                              Included in Disbursements Account

Name & Address
Account number

LOCKBOX ACCOUNT:

Name & Address                                National City Bank of PA
                                              4100 West 150th Street
                                              Cleveland, OH  44135
Account number                                              951289

MISC. DEPOSITS ACCOUNT:

Name & Address                                First Union
                                              201 College St.
                                              Charlotte, NC  28288-1135
Account number                                2000008211080

OTHER MONIES ON HAND (SPECIFY TYPE AND LOCATION) (I.E. CD'S PETTY CASH, ETC.)

PETTY CASH:

Address                       210 Walser Road
                              Lexington, NC  27295                      $    750

Date: December 26, 2002

Signature:  /s/Dan Rhyne, Controller
------------------------------------
Debtor in Possession

BINNINGS BUILDING PRODUCTS, INC. , A DIVISION OF BINNINGS BUILDING PRODUCTS,
INC.                                                                      Form 5

                                                            Case Number 00-43726

Daily Summary of Cash Receipts for the month of:  November 2002

                                                        Misc.
Date      Disbursements   Payroll     Lockbox         Deposits
----      -------------   -------   -----------     ----------
      1     $    --       $   --    $    43,078     $       --
      2                                      --             --
      3                                      --             --
      4                                  66,160             --
      5                                 164,694             64
      6                                   7,927             52
      7                                   3,119             --
      8                                   9,459             --
      9                                      --             --
     10                                      --             --
     11                                  31,551             --
     12                                      --             --
     13                                  68,880             --
     14                                 237,817             --
     15                                 208,703            573
     16                                      --             --
     17                                      --             --
     18                                 181,477             --
     19                                 250,299             --
     20                                   2,853             68
     21                                  25,061             --
     22                                   5,712             --
     23                                      --             --
     24                                      --             --
     25                                  10,932             --
     26                                 183,080             --
     27                                  51,565             --
     28                                      --             --
     29                                      --             --
     30                                      --             --
     31                                      --             --
-------------------------------------------------------------------------------
Total       $    --           --    $ 1,552,367     $      757    $   1,553,123
===============================================================================

BINNINGS BUILDING PRODUCTS, INC., A DIVISION OF BINNINGS BUILDING PRODUCTS, INC.
                                                                          Form 5

                                                           Case Number 00-43726

Daily Summary of Cash Disbursements for the month of: November 2002

Note: Disbursements equals checks written and other bank transfers.

                                                           Misc.
Date        Disbursements        Payroll     Lockbox     Deposits
----        -------------        -------     -------     --------
       1    $       5,240        $     -     $     -     $      -
       2               -
       3               -
       4         106,285
       5          59,998
       6          21,880
       7          69,944
       8         122,361
       9               -
      10               -
      11          44,973
      12          77,129                                      247
      13          32,078
      14          60,013
      15         115,752
      16               -
      17               -
      18          64,902
      19          48,137
      20          72,983
      21          55,918
      22          54,525
      23               -
      24               -
      25         130,777
      26          56,285
      27          57,112
      28               -
      29               -
      30               -
      31               -
-----------------------------------------------------------------
Total       $   1,256,291        $     -     $     -     $    247
=================================================================

BINNINGS BUILDING PRODUCTS, INC.,
A DIVISION OF BINNINGS BUILDING PRODUCTS, INC.                           Form 5
                                                            Case Number 00-43726

 Daily Summary of cash transfers for the month of:  November 2002

 Disbursements from

                                                                              Misc.
     Date           Disbursements         Payroll            Lockbox        Deposits
     -----          --------------        --------           --------       --------
    1               $ -                   $ -               $ 66,160          $ -
    2                                                              -
    3                                                              -
    4                                                        164,757
    5                                                          7,863
    6                                                          3,119
    7                                                          9,459
    8                                                         31,551
    9                                                              -
   10                                                              -
   11                                                              -
   12                                                        302,941
   13                                                          3,757
   14                                                        209,276
   15                                                        181,380
   16                                                              -
   17                                                              -
   18                                                        250,299
   19                                                          2,853
   20                                                         25,061
   21                                                          5,712
   22                                                         10,932
   23                                                              -
   24                                                              -
   25                                                        183,080
   26                                                              -
   27                                                         31,021
   28                                                              -
   29                                                         63,145
   30                                                              -
   31                                                              -
                    ----------------------------------------------------------------
 Total              $ -                   $ -            $ 1,552,367          $ -
                    ================================================================

BINNINGS BUILDING PRODUCTS, INC.,
A DIVISION OF BINNINGS BUILDING PRODUCTS, INC.                           Form 5
                                                            Case Number 00-43726

 Daily Summary of cash transfers for the month of:  November 2002
 Disbursements to

                                                                            Misc.
     Date         Disbursements       Payroll           Lockbox           Deposits
    -----        --------------       --------          --------          --------
         1       $   26,234             $--               $--               $--
         2             --
         3             --
         4           72,779
         5           37,392
         6           47,358
         7           76,503
         8           56,155
         9             --
        10             --
        11             --
        12          128,006
        13          104,618
        14           48,344
        15            8,597
        16             --
        17             --
        18          125,728
        19           56,922
        20           89,439
        21           73,514
        22           45,565
        23             --
        24             --
        25           96,760
        26           87,993
        27           27,170
        28             --
        29           55,114
        30             --
        31             --
--------------------------------------------------------------------------------
     Total       $1,264,189             $--               $--               $--
================================================================================

 BINNINGS BUILDING PRODUCTS - LEXINGTON                                  Form 5
 BANK RECONCILIATION - 10/31/02                            Case Number 00-43726

                                                                                       Misc.
                                                     Disbursements       Lockbox      Deposits
                                                     -------------       -------      --------
Balance per Bank Statement, 10/31/02                 $      --           $--        $   2,911.66

Less Outstanding Checks - A/P                           (173,530.26)
Less excess of funds transfers over automated
debits - to be corrected in August
Less Outstanding Credit Reversal
Less Outstanding Checks - Payroll                           --

                                                     -------------------------------------------

Subtotal                                                (173,530.26)      --            2,911.66

Plus Outstanding Deposits

                                                     -------------------------------------------

Adjusted Balance per Bank Statement, 11/30/02           (173,530.26)      --            2,911.66

Balance per General Ledger, 11/30/02                    (173,530.26)      --            2,911.66

                                                     -------------------------------------------
Difference                                           $      --           $--        $    --
                                                     ===========================================

 DANVID WINDOW COMPANY                                                   Form 5
 Monthly Cash Statement                                    Case Number 00-43726
 For the month ending November 30, 2002

                                General              Payroll            Lockbox
                                -------              -------            -------
Beginning book balance        $  (176,724)        $   289,908         $   121,286
Receipts                             --                  --             4,949,044
Transfers received              3,433,144           1,090,214                --
Balance available               3,256,420           1,380,121           5,070,330
Disbursements                  (3,517,856)         (1,372,275)               --
Transfers sent                       --                  --            (4,694,275)
                              ---------------------------------------------------
Ending book balance           $  (261,436)        $     7,846         $   376,055
                              ===================================================


Attach copies of the most recent reconciled bank statements from each account.

GENERAL ACCOUNT:

National City Bank 527 Chartiers Ave Mckees Rocks, PA 15136
Account number 0658765843

PAYROLL ACCOUNT:

Bank of America, P.O. Box 798, Wichita, KS 67201
Account number 1390059896

LOCKBOX ACCOUNT:

National City Bank
Account number 951286

Other monies on hand (specify type and location) (I.e. CD's petty cash, etc.)

$400.00 in petty cash with controller
$100.00 in cash change drawer for cash sales.

Date:  December 17, 2002

Signature:/s/ Lee Morton, Controller
------------------------------------
 Debtor in Possession

DANVID WINDOW COMPANY                                                    Form 5
                                                           Case Number 00-43726

Daily Summary of Cash Receipts for the month of: November 2002

     Date           General           Payroll        Lockbox
     ----           -------           -------        -------
    1                 $ -              $ -          $ 404,244
    2
    3
    4                                                 483,311
    5                                                  36,860
    6                                                 242,747
    7                                                  85,263
    8                                                 177,166
    9
   10
   11                                                 418,336
   12                                                 133,474
   13                                                 253,334
   14                                                 440,260
   15                                                 167,771
   16
   17
   18                                                 381,137
   19                                                  50,604
   20                                                 210,609
   21                                                  53,726
   22                                                 197,346
   23
   24
   25                                                 445,103
   26                                                  25,581
   27                                                 362,185
   28
   29                                                 379,985
   30
   31
                  -------------------------------------------
 Total               $ -              $ -         $ 4,949,044
                  ===========================================

 DANVID WINDOW COMPANY                                                   Form 5
                                                           Case Number 00-43726

 Daily Summary of Cash Disbursements for the month of: November 2002
 Note: Disbursements equals checks written and other bank transfers.

       Date         General          Payroll
       ----         -------          -------
         1        $  361,545        $  273,819
         2
         3
         4           189,115
         5            55,587
         6            70,806
         7           262,150
         8           289,075           263,554
         9
        10
        11            54,066
        12            56,011
        13            42,241
        14           236,696
        15           609,645           279,583
        16
        17
        18            64,546
        19            44,935
        20           128,255
        21           174,066
        22           302,465           282,071
        23
        24
        25            81,048
        26            78,276
        27           379,138
        28
        29                             273,248
        30            38,188
        31
                 -----------------------------
     Total        $3,517,856        $1,372,275
                 =============================

DANVID WINDOW COMPANY                                                    Form 5
                                                           Case Number 00-43726

Daily Summary of cash transfers for the month of November 2002 Disbursements from:

     Date             General             Payroll         Lockbox
     ----             -------             -------         -------
         1                                              $  122,904
         2
         3
         4                                                 402,859
         5                                                 483,540
         6                                                  36,548
         7                                                 242,747
         8                                                  89,499
         9
        10
        11
        12                                                 602,893
        13                                                 125,484
        14                                                 249,307
        15                                                 440,630
        16
        17
        18                                                 169,536
        19                                                 383,731
        20                                                  49,356
        21                                                 204,872
        22                                                  53,640
        23
        24
        25                                                 201,890
        26                                                 447,473
        27                                                  22,981
        28
        29                                                 364,385
        30
        31
                  ------------------------------------------------
     Total        $     --          $--                 $4,694,275
                  ================================================

DANVID WINDOW COMPANY                                                    Form 5
                                                           Case Number 00-43726

Daily Summary of cash transfers for the month of November 2002
Disbursements to:

     Date          General            Payroll          Lockbox
     ----          -------            -------          -------
         1        $  183,801        $     --          $   --
         2
         3
         4            56,304
         5           265,786
         6           101,830           272,160
         7           298,658
         8            37,228
         9
        10
        11
        12            91,898
        13           226,514           273,819
        14           281,949
        15           107,570
        16            67,072
        17           209,995
        18
        19
        20           206,970           263,554
        21           252,971
        22           155,505
        23
        24
        25           188,342
        26           192,010           280,681
        27           284,067
        28
        29           224,673
        30
        31
                  ------------------------------------------
     Total        $3,433,144        $1,090,214        $   --
                  ==========================================

DANVID WINDOW COMPANY                                                    Form 5
BANK RECONCILIATION - FLEET BANK #80-059-685                   Case No 00-43726
CHECKING ACCOUNT GL ACCTS 1010 AND 1011
FOR THE MONTH ENDED NOVEMBER 30, 2002

                                              Beginning        Disbursements      Deposits          Transfers        Ending
                                           -------------      --------------    ---------         -------------    -------------
Bank
     Per bank                              $        --        $(3,408,948.82)                     $3,408,948.82    $        --
        Prior O/S checks                     (171,957.44)        171,957.44                                                 --
        Current O/S checks                                       (262,133.68)                                       (262,133.68)
                                           ------------------------------------------------------------------------------------
     Adjusted bank balance                 $ (171,957.44)     $(3,499,125.06)   $        --       $3,408,948.82    $ (262,133.68)
                                           =====================================================================================

General ledger
     Per ledger
        Balance acct 1010                  $ (171,965.11)     $(2,483,127.95)                     $2,393,657.12    $ (261,435.94)
        Balance acct 1011                      (4,758.53)     (1,010,533.17)                       1,015,291.70             --
                                           ------------------------------------------------------------------------------------
        Total general ledger balance         (176,723.64)     (3,493,661.12)             --        3,408,948.82      (261,435.94)
        ACCT 1010 REC ITEMS                                                                                                 --
        Diff in ck#40191                            8.00              (8.00)                                                --
        Check diff # 41817                         (0.40)              0.40                                                 --
        Check diff # 42443                          0.08              (0.08)                                                --
        Check diff # 42250                         (0.01)              0.01                                                 --
        UPS 11/29/02                                                (697.74)                                             (697.74)


        Acct 1011 rec items                                                                                                 --
        PPG wire 09/19/02                     (15,009.22)         15,009.22                                                 --
        Vinylsource 10/15/02                  (90,315.93)         90,315.93                                                 --
        Reclass W.Extrusion                   110,083.68        (110,083.68)
                                           ------------------------------------------------------------------------------------
     Adjusted ledger balance               $ (171,957.44)     $(3,499,125.06)   $        --       $3,408,948.82    $ (262,133.68)
                                           =====================================================================================
Unreconciled difference                    $        --        $        --       $        --       $        --      $        --
                                           =====================================================================================

DANVID WINDOW COMPANY                                                   Form 5
BANK RECONCILIATION - #1390059896                             Case No 00-43726
PAYROLL ACCOUNT ACCT #1020
FOR THE MONTH ENDED NOVEMBER 30, 2002

                                               BEGINNING         CHECKS             DEPOSITS         WIRES/OTHER        ENDING
                                          --------------    ----------------    ----------------     ------------    ------------
Bank
      Per bank - 13900059896              $   267,467.35    $  (1,240,367.70)   $   1,090,951.72                      $ 118,051.37
         Prior O/S checks                    (225,319.18)         225,319.18                                               --
         Current O/S checks                                      (119,530.05)                                          (119,530.05)
         ADP tax withdrawals                                      249,123.74                          (249,123.74)         --
         ADP garnishment withdrawals                                5,198.61                            (5,198.61)         --
         ADP fee withdrawals                                        6,617.49                            (6,617.49)         --
         Bank fees                                                  1,143.92                            (1,143.92)         --
         Direct Deposits                                          173,930.02                          (173,930.02)         --
                                          ----------------------------------------------------------------------------------------
      Adjusted bank balance               $    42,148.17    $    (698,564.79)   $   1,090,951.72     $ (436,013.78)   $  (1,478.68)
                                          ========================================================================================

General ledger
      Per ledger                          $   289,907.63    $    (697,661.81)   $   1,090,213.79     $ (674,613.68)   $   7,845.93
         September Bank Fee                    (1,083.36)                                                 1,083.36         --
         Deposit-Reversal 9/27/02                   0.10                                                     (0.10)        --
         Check diff #2093                          (5.12)                                                     5.12         --
         Wire 10/30/02 for Week 44            (287,239.71)                                                282,071.00      (5,168.71)
         Wire 10/17/02 correct
            underfunding                       33,637.66                                                 (33,637.66)       --
         Funding for Wk 44 Diff                 5,168.71                                                  (5,168.71)       --
         Bank Fee for Wk 44                     1,762.26                                                  (1,762.26)       --
         Check NR 2121                                               (165.05)                                              (165.05)
         Check NR 2118                                               (737.91)             737.91                           --
         Bank error 11/22/02                                           (0.02)               0.02                           --
         Check order fee 11/14/02                                                                            (34.50)        (34.50)
         October Bank fee                                                                                 (1,143.92)     (1,143.92)
         Week 47 payroll fees                                                                             (1,097.97)     (1,097.97)
         Week 48 payroll fees                                                                        $    (1,714.75)  $     235.78
         Week 47 payroll diff                                                                        $         0.09
         Week 47 payroll diff                                                                        $         0.20   $  (1,714.46)
                                          ----------------------------------------------------------------------------------------
      Adjusted ledger balance             $    42,148.17    $    (698,564.79)   $   1,090,951.72     $ (436,013.78)   $  (1,478.68)
                                          ========================================================================================
Unreconciled difference                   $      --         $        --         $        --          $     --         $    --
                                          ========================================================================================

DANVID WINDOW COMPANY                                                    Form 5
BANK RECONCILIATION - NATIONAL CITY #951286                    Case No 00-43726
DEPOSITORY ACCOUNT GL ACCT 1015
FOR THE MONTH ENDED NOVEMBER 30, 2002

                                                   Beginning        Disbursements     Deposits          Transfers          Ending
                                                   ---------        -------------     --------          ---------          ------
Per bank                                          $   --                            $4,656,523.24     $(4,656,523.24)   $   --
   Prior deposits in transit                                                                                                --
   09/1/02                                         122,048.38                         (122,048.38)                          --
   Current deposits in transit                                                                                              --
   09/30/02                                                                            376,388.66                        376,388.66
                                                  ---------------------------------------------------------------------------------
Adjusted bank balance                             $122,048.38        $--            $4,910,863.52     $(4,656,523.24)   $376,388.66
                                                  =================================================================================

General ledger

  Per ledger                                      $121,286.12                       $4,911,292.18     $(4,656,523.24)   $376,055.06
     Harrigan Custom  10/07/02 #1276 Bk.error        1,000.00                                                              1,000.00
     Interim Acct 10/7/02 #10067 Bk. Error            (600.00)                                                              (600.00)
     Sheinberg Energy 10/10/02 # 7508 Bk. Error          0.60                                                                  0.60
     Posting error 10/21/02 Keith Luepnitz #8160        37.78                              (37.78)                          --
     Williams Buildg Supp. #3173 Bk.error              (67.00)                                                               (67.00)
     Posting error 10/18/02 Foxworth # 152641            0.01                               (0.01)                          --
     DS Door & Window 10/3/2002                        390.87                             (390.87)                          --
                                                  ---------------------------------------------------------------------------------
  Adjusted ledger balance                         $122,048.38        $--            $4,910,863.52     $(4,656,523.24)   $376,388.66
                                                  =================================================================================

Unreconciled difference                           $   --             $--            $     --          $         --      $   --
                                                  =================================================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                 Form 5
MONTHLY CASH STATEMENT                                    Case Number 00-43726
FOR THE MONTH ENDED NOVEMBER 30, 2002

                              NATIONAL CITY                            NATIONAL CITY         NATIONAL CITY         EURO
                               DISBURSEMENT           LOCKBOX           DISBURSEMENT           INVESTMENT       OVERNIGHT
                               ------------           -------           ------------           ----------       ---------
 BEGINNING BOOK BALANCE         $ (3,528)         $       --             $ 364,832         $ 40,647,092         $ 2,568,000
 ADJUSTMENT                           --                  --                    --                   --                  --
 RECEIPTS                             --           8,775,751                 2,872               47,018                  --
 TRANSFERS RECEIVED              416,179                  --             9,754,751              600,000                  --
 BALANCE AVAILABLE               412,651           8,775,751            10,122,455           41,294,110           2,568,000
 DISBURSEMENTS                  (424,792)                 --            (9,052,283)                  --                  --
 TRANSFERS SENT                       --          (8,775,751)             (600,000)                  --            (979,000)
                              ----------------------------------------------------------------------------------------------
 ENDING BOOK BALANCE           $ (12,141)         $       --            $  470,173         $ 41,294,110         $ 1,589,000
                              ==============================================================================================

 Attach copies of the most recent reconciled bank statements from each account.

 DISBURSEMENT ACCOUNT:

 Name & Address                                National City Bank
                                               527 Chartiers Ave.
                                               McKees Rocks, Pa  15136
 Account Number                                    658765800        Based on account availability National City Bank invests the balance in an overnight Euro Investment

 LOCKBOX ACCOUNT:

 Name & Address                               National City Bank
                                              PO Box 951288
                                              Cleveland, Ohio 44193
 Account number                               951288

 INVESTMENT ACCOUNT

 Name and Address                             Dreyfus Gov't Cash Management Account
                                              National City Bank
                                              Pittsburgh, Pa. 15222

 Account Number                               4603941

 Other monies on hand (specify type and location) (I.e. CD's petty cash, etc.)

 PETTY CASH:                                                 $ 600

 Date:  December 30, 2002
 Signature:  /s/ Conni K. McIsaac, Controller
                  ----------------------------------
 Debtor in Possession

 AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE               Form 5
                                                           Case Number 00-43726

 Daily Summary of Cash Receipts for the month of November 2002

                                                                    EURO            NATIONAL CITY
      DATE           DISBURSEMENT            LOCKBOX             INVESTMENT          INVESTMENT
     -----           -------------           --------            -----------         ----------
         1                                  $  271,023
         2
         3
         4                                     886,990
         5                                     552,404
         6                                      98,084
         7                                     346,804
         8                                     209,583
         9
        10
        11
        12                                   1,415,924
        13                                     231,224
        14                                     492,620
        15                                     811,382
        16
        17
        18                                     689,395
        19                                     475,104
        20                                      97,724
        21                                     270,597
        22                                     217,768
        23
        24
        25                                     535,537
        26                                     514,587
        27                                     172,848
        28
        29                                     486,155
        30
        31
 Interest                                                          2,872             47,018
 Net Deposits
                     ------------------------------------------------------------------------
 Total                $       --           $ 8,775,751           $ 2,872           $ 47,018
                     ========================================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION --
CORPORATE CASE NUMBER                                                   Form 5
                                                          Case Number 00-43726

 Daily Summary of Cash Disbursements for the month of November 2002 Note:
 Disbursements equal checks written and other payments to vendors.

                       NATIONAL CITY                                           NATIONAL CITY
       DATE               CHECKS               LOCKBOX        INVESTMENT       DISBURSEMENT
      -----            -------------          --------       ------------     ------------
         1             $ 152,388                 $ --          $ --          $  224,191
         2
         3

         4                                                                      362,674
         5                34,057                                                420,230
         6                                                                      511,627
         7                   169                                                537,171
         8                36,212                                                196,662
         9
        10

        11                    7
        12                                                                      680,369
        13                   180                                                775,162
        14                                                                      440,647
        15               155,456                                                219,264
        16
        17

        18                                                                      278,781
        19                                                                      614,653
        20                                                                      655,567
        21                   180                                                600,609
        22                40,289                                                243,975
        23
        24

        25                                                                      468,165
        26                                                                      883,581
        27                 4,515                                                578,037
        28

        29                 1,341                                                355,723
        30
        31
 UPS

 NSF Checks                                                                       5,194
 Analysis charge
                     -------------------------------------------------------------------
 Total                  $ 424,792                $ --           $ --         $ 9,052,283
                     ===================================================================

 AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                Form 5
                                                           Case Number 00-43726

 Daily Summary of cash transfers for the month of November 2002

Note: Transfers represent funds transferred from/to Line-of-Credit or other Bank Accounts

 TRANSFERRED FROM:                                             NATIONAL CITY              EURO            NATIONAL CITY
      DATE           DISBURSEMENT           LOCKBOX             INVESTMENT             OVERNIGHT          DISBURSEMENT
     -----          -------------          --------            -----------            ----------         ------------
       1             $    --            $ 271,023              $     --               $    --            $     --
       2
       3
       4                                   886,990
       5                                   552,404
       6                                    98,084
       7                                   346,804
       8                                   209,583
       9
      10
      11
      12                                 1,415,924
      13                                   231,224                                                             600,000
      14                                   492,620
      15                                   811,382
      16
      17
      18                                   689,395
      19                                   475,104
      20                                    97,724
      21                                   270,597
      22                                   217,768
      23
      24
      25                                   535,537
      26                                   514,587
      27                                   172,848
      28
      29                                   486,155
      30
      31

To Disbursement
account
Interest

Adj for Euro
month end
difference                                                                              979,000
To Investment
Account

                 -----------------------------------------------------------------------------------------------------
 Total              $   --             $ 8,775,751             $      --              $ 979,000          $     600,000
                 =====================================================================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                Form 5
                                                           Case Number 00-43726

 Daily Summary of cash transfers for the month of November 2002

Note: Transfers represent funds transferred from/to Line-of-Credit or other Bank Accounts

 TRANSFERRED TO:                                               NATIONAL CITY              EURO          NATIONAL CITY
      DATE           DISBURSEMENT           LOCKBOX             INVESTMENT             OVERNIGHT        DISBURSEMENT
      -----          -------------          --------            -----------            ----------       ------------
        1            $  828.88              $    --             $      --              $    --          $ 271,022.50
        2
        3
        4                5,630                                                                              886,990
        5                2,673                                                                              552,404
        6                1,378                                                                               98,084
        7                                                                                                   346,804
        8               16,872                                                                              209,583
        9
       10
       11
       12               43,251                                                                            1,415,924
       13               13,453                                     600,000                                  231,224
       14                  707                                                                              492,620
       15                1,208                                                                              811,382
       16
       17
       18                  336                                                                              689,395
       19              164,772                                                                              475,104
       20                  244                                                                               97,724
       21                  499                                                                              270,597
       22                7,722                                                                              217,768
       23
       24
       25                  300                                                                              535,537
       26              122,113                                                                              514,587
       27               33,439                                                                              172,848
       28
       29                  754                                                                              486,155
       30
       31

From Investment
Account
Interest

Adj for Euro
month-end
difference                                                                                                  979,000
To investment
account

                 ----------------------------------------------------------------------------------------------------------
 Total               $ 416,179              $   --              $   600,000             $    --         $ 9,754,751
                 ==========================================================================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                 Form 5
MONTHLY BANK RECONCILIATION - NATIONAL CITY DISBURSEMENT ACCOUNT

NOVEMBER 30, 2002                                          Case Number 00-43726

Balance per Bank                                                 $470,172.63

Less:  Outstanding Checks

10/25/02                             7812           125.00
11/08/02                             7864           692.23
11/15/02                             7884         2,738.83
11/22/02                             7887         4,544.00
11/22/02                             7889           127.84
11/27/02                             7893           206.10
11/27/02                             7894           642.33
11/27/02                             7895            63.60
11/27/02                             7896           949.23
11/27/02                             7897           154.21
11/27/02                             7898           619.90
11/27/02                             7899             8.84
11/27/02                             7900           112.22
11/27/02                             7901           163.52
11/27/02                             7902           955.59
11/27/02                             7903            38.00
                                                 ---------
                                                                   12,141.44
                                                                 -----------
Balance per Books @ 11/30/02                                     $458,031.19
                                                                 ===========
National City Disbursements Corp                                  (12,141.44)
National City Disbursements Subs                                  470,172.63
                                                                ------------
                                                                 $458,031.19
                                                                ============


NOTE: National City Lockbox, Investment and Euro Overnight account book balances agree to bank balances.

                                                                          FORM 6

                        MONTHLY STATEMENT OF COMPENSATION
               For the Period : November 1 thru November 30, 2002

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:        GEORGE HOFMEISTER          Capacity:                  Principal
                                                    ---------
                                                                   Officer
                                                    ---------
                                                         X         Director
                                                    ---------
                                                                   Insider
                                                    ---------

Detailed Description of Duties:      CHAIRMAN OF THE BOARD

Current Compensation Paid:           NONE        Weekly        or     Monthly

                                                 ---------            ---------

Current Benefits Received:           NONE        Weekly        or     Monthly

             Health Insurance
                                                 ---------            ---------
             Life Insurance
                                                 ---------            ---------
             Retirement
                                                 ---------            ---------
             Company Vehicle
                                                 ---------            ---------
             Entertainment
                                                 ---------            ---------
             Travel
                                                 ---------            ---------
             Other Benefits
                                                 ---------            ---------

CURRENT TOTAL:                       NONE

                                                 Weekly        or     Monthly

                                                 ---------            ---------

                                                                          FORM 6

                        MONTHLY STATEMENT OF COMPENSATION
               For the Period : November 1 thru November 30, 2002

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:      JOSEPH DOMINIJANNI               Capacity:                  Principal
                                                          -------
                                                             X         Officer
                                                          -------
                                                             X         Director
                                                          -------
                                                                       Insider
                                                          -------

Detailed Description of Duties:  INTERIM PRESIDENT AND CEO TREASURER

Current Compensation Paid:                                  Weekly          or      Monthly
                                                                                    25,000.00
                                                           ---------                ---------

Current Benefits Received:                                  Weekly          or      Monthly

                       Health Insurance                                                  --
                                                           ---------                ---------
                       Life & Disability Insurance                                    405.78
                                                           ---------                ---------
                       Retirement                                                        --
                                                           ---------                ---------
                       Company Vehicle                                                650.00
                                                           ---------                ---------
                       Entertainment                                                   15.75
                                                           ---------                ---------
                       Travel, Food, Lodging                                          346.07
                                                           ---------                ---------
                       Other Benefits                                                  84.07 Computer supplies,XO Host (e-mail)
                                                           ---------                ---------

CURRENT TOTAL:

                                                            Weekly          or     Monthly

                                                                                   26,501.67
                                                           ---------               ---------

                                                                          FORM 6

                        MONTHLY STATEMENT OF COMPENSATION
               For the Period : November 1 thru November 30, 2002

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:     JONATHAN K. SCHOENIKE              Capacity:            Principal
                                                       -------
                                                          X       Officer
                                                       -------
                                                                  Director
                                                       -------
                                                                  Insider
                                                       -------

Detailed Description of Duties:  GENERAL COUNSEL AND SECRETARY


Current Compensation Paid:                                  Weekly          or      Monthly
                                                                                    13,333.34
                                                           ---------                ---------

Current Benefits Received:                                  Weekly          or        Monthly

                       Health Insurance                                                    --
                                                           ---------                ---------
                       Life & Disability Insurance                                     143.78
                                                           ---------                ---------
                       Retirement                                                          --
                                                           ---------                ---------
                       Company Vehicle                                                 450.00
                                                           ---------                ---------
                       Entertainment
                                                           ---------                ---------
                       Travel
                                                           ---------                ---------
                       Other Benefits                                                          Cell phone
                                                           ---------                ---------
CURRENT TOTAL:
                                                            Weekly          or      Monthly

                                                                                    13,927.12
                                                           ---------                ---------

                                                                          FORM 6

                        MONTHLY STATEMENT OF COMPENSATION
               For the Period : November 1 thru November 30, 2002

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:     DOUGLAS J. THOMAS                  Capacity:            Principal
                                                       -------
                                                          X       Officer
                                                       -------
                                                                  Director
                                                       -------
                                                                  Insider
                                                       -------

Detailed Description of Duties:  CHIEF FINANCIAL OFFICER


Current Compensation Paid:                                  Weekly          or      Monthly
                                                                                    14,166.00
                                                           ---------                ---------

Current Benefits Received:                                  Weekly          or      Monthly

                       Health Insurance
                                                           ---------                ---------
                       Life & Disability Insurance
                                                           ---------                ---------
                       Retirement
                                                           ---------                ---------
                       Company Vehicle
                                                           ---------                ---------
                       Entertainment
                                                           ---------                ---------
                       Travel,Food, Lodging                                            706.93
                                                           ---------                ---------
                       Other Benefits
                                                           ---------                ---------
CURRENT TOTAL:
                                                            Weekly          or      Monthly

                                                                                    14,872.93
                                                           ---------                ---------

                                                                          FORM 6

                        MONTHLY STATEMENT OF COMPENSATION
               For the Period : November 1 thru November 30, 2002

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:      DAVID J. WOLFE, JR.               Capacity:            Principal
                                                       -------
                                                          X       Officer
                                                       -------
                                                                  Director
                                                       -------
                                                                  Insider
                                                       -------

Detailed Description of Duties: ASSISTANT GENERAL COUNSEL AND
                                ASSISTANT SECRETARY

Current Compensation Paid:                                  Weekly          or      Monthly
                                                                                     7,148.34
                                                           ---------                ---------

Current Benefits Received:                                  Weekly          or        Monthly

                       Health Insurance                                                    --
                                                           ---------                ---------
                       Life & Disability Insurance                                     108.41
                                                           ---------                ---------
                       Retirement                                                          --
                                                           ---------                ---------
                       Company Vehicle                                                 300.00
                                                           ---------                ---------
                       Entertainment
                                                           ---------                ---------
                       Travel
                                                           ---------                ---------
                       Other Benefits                                                         cell phone
                                                           ---------                ---------
CURRENT TOTAL:
                                                            Weekly          or      Monthly
                                                                                     7,556.75
                                                           ---------                ---------